VOYA MUTUAL FUNDS

Voya Russia Fund

Supplement dated February 28, 2022

to the Fund's Class A, Class I, and Class W shares

Prospectus dated February 28, 2022

As of February 28, 2022, Voya Russia Fund will no longer accept new investments in the Fund or additional investments from current shareholders of the Fund, including additional investments through automatic or systematic investment plans.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE